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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                               Energy West, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                               [ENERGY WEST LOGO]


      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2002

October 28, 2002

Dear Shareholders:

         The Board of Directors joins me in extending to you a cordial invitation to attend the 2002 Annual Meeting of Shareholders of Energy West Incorporated, a Montana corporation (the "Company"). The meeting will be held on: November 21, 2002 at 9:00 A.M. Mountain Standard Time at the Civic Center, located at Park Drive and Central Avenue, Great Falls, Montana, for the following purposes:

         1. To elect eight directors to hold office for a one-year term and until their respective successors are elected and have qualified.

         2.       To approve the Energy West Incorporated 2002 Stock Option
                  Plan.

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on October 25, 2002, are entitled to receive notice of and to vote at the annual meeting.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY, AT THAT TIME, REVOKE YOUR PROXY AND VOTE AT THE MEETING.

By Order of the Board of Directors,
/s/ JOHN C. ALLEN
John C. Allen
General Counsel, Vice President and Corporate Secretary

ENERGY WEST INCORPORATED
No. 1 First Avenue South
P.O. Box 2229
Great Falls, Montana  59403-2229

                            ENERGY WEST INCORPORATED
                     No. 1 First Avenue South, P.O. Box 2229
                         Great Falls, Montana 59403-2229

                                 PROXY STATEMENT
                                       FOR
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2002

                               GENERAL INFORMATION

DATE, TIME AND PLACE

         This proxy statement is being furnished to you on or about October 28, 2002 in connection with the solicitation of proxies by the Board of Directors of Energy West Incorporated (the "Company") for use at the Annual Meeting of Shareholders to be held on November 21, 2002 at 9:00 A.M. Mountain Standard Time, at the Civic Center, located at Park Drive and Central Avenue in Great Falls, Montana and any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting.

PROXIES AND VOTING

         Upon the execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the shareholder's directions. A shareholder giving a proxy for use at the meeting may revoke such proxy prior to its exercise either by written notice, to be received by the Secretary of the Company no later than the close of business on November 19, 2002 or by appearing in person at the Annual Meeting and revoking the proxy. If no direction is given, the proxy will be voted for the election of directors and approval of the 2002 Stock Option Plan as set forth in the accompanying Notice of Meeting. If you revoke your proxy, you may choose to vote your shares by executing another proxy or by voting in person at the Annual Meeting. A shareholder may strike the names of management's proxy holders on the accompanying proxy and insert names of the shareholder's own choosing.

         Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail but, in addition, officers and employees of the Company who will receive no extra compensation for their efforts may solicit proxies by telephone, telegraph, or personal calls.

VOTING RIGHTS AND OUTSTANDING SHARES

         The Board of Directors has set the close of business on October 25, 2002 as the record date (the "Record Date") for determining the shareholders entitled to notice of, and to vote at the annual meeting or any adjournment thereof. As of October 25, 2002, 2,586,118 shares of Common Stock of the Company were issued and outstanding, the only class of securities of the Company entitled to vote at the meeting.

         Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date, except that each shareholder is entitled to cumulate votes for the Proposal 1: Election of Directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. To vote cumulatively, a shareholder must write the words "cumulative for," followed by the number of shares to be voted and name of the nominee or nominees selected on the line provided under Item 1 on the proxy. Because directors are elected by a plurality of the votes cast, abstentions and broker nonvotes will not affect the outcome of the election of directors. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote. For purposes of determining whether a proposal has received a majority vote, abstentions will have the effect of a vote against the proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners of Common Stock who have provided voting instructions (so called "broker nonvotes"), those shares are not "entitled to vote" and will not affect the outcome of the vote on the proposal. Abstentions and broker nonvotes will, however, be treated as present and entitled to vote and will count toward the quorum.

         So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. In the event that any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in their discretion on such other matters.

           CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company on or about October 1, 2002 (i) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director, and (iii) by all executive officers and directors as a group. Each beneficial owner has sole voting and investment power unless otherwise indicated.

                                                               NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED         PERCENT OF OWNERSHIP
Ian and Nancy Davidson                                             357,083(a)                  13.8%
#8 3 Street North, Great Falls MT

Andrew Davidson                                                     18,286                        *

David Flitner                                                        5,984                        *

Thomas N. McGowen Jr                                                 1,692                        *

G. Montgomery Mitchell                                              14,072                        *

George Ruff                                                         10,261                        *

Richard Schulte                                                      8,897                        *

Dean South                                                           2,218                        *

Edward Bernica                                                      12,788(b)                     *

Tim Good                                                            23,171(c)                     *

Larry Geske                                                        125,258(d)                   4.8%

All Directors and Officers as a group (14 in number)               282,380(e)                    11%

          *     Less than 1 %

         (a) Shares shown as owned by Ian Davidson are owned in joint tenancy with rights of survivorship, Mr. and Mrs. Davidson have sole power to vote and to dispose of the shares. This information is provided in reliance on the Form 4 filed by Mr. Davidson dated September 4, 2002.

         (b) Amounts include 3,856 exercisable stock options to purchase Common Stock.

         (c) Amounts include 3,200 exercisable stock options to purchase Common Stock.

         (d) Shares shown as owned by Mr. Geske are those reported to the Company in the most recent Form 4 available to the Company, dated December 2001.

         (e)    Includes 13,936 exercisable stock options to purchase Common
                Stock.

PROPOSAL 1: ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall be comprised of between five and nine members. Eight directors are currently nominated for election, seven of whom are not employees of the Company.

         The following persons have been nominated to serve one-year terms or until their successors are elected and have been qualified:

         E. W. (GENE) ARGO, EDWARD J. BERNICA, ANDREW DAVIDSON, DAVID A. FLITNER, G. MONTGOMERY MITCHELL, TERRY M. PALMER, GEORGE D. RUFF, RICHARD J. SCHULTE

         Each of the nominees for director, with the exception of Messrs. Argo and Palmer, is a member of the present Board of Directors. Thomas N. McGowen, Jr., and Dean South both currently serving as director, have chosen not to stand for re-election to the Board.

         It is intended that the proxies in the form enclosed will be voted for the election of the nominees named above by regular or cumulative voting, unless authority to do so is withheld, as provided in the proxy. The persons named in the proxy have the right, under the conditions stated in "Proxies and Voting" above, to cumulate their votes and distribute them among the nominees, at their discretion, unless otherwise specifically instructed. If for any reason one or more of the nominees should be unable to serve or refuse to serve as director, the proxies will be voted for such substitute nominees as the proxy holders may determine. The eight nominees for director receiving the highest number of votes will be elected. The eight nominees are submitted for election at this time in accordance with a resolution adopted by the directors at the Board meeting on October 4, 2002.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION CONCERNING DIRECTOR NOMINEES:

E. W. 'GENE' ARGO, (60), is proposed for the first time as a director. He is the President and General Manager of Midwest Energy, Inc., an electric cooperative in Hays, Kansas, in which capacity he has served since 1992.

EDWARD J. BERNICA, (53), has been a Director, President and Chief Executive Officer of the Company since September 2001. Mr. Bernica served as Executive Vice President, Chief Operating Officer and Chief Financial Officer for the Company from 1999 to September 2001. From 1994 to 1999, he served the Company as Vice President and Chief Financial Officer.

ANDREW DAVIDSON, (35), has been a Director of the Company since 1999. He has been Vice President and Portfolio Manager for Davidson Investment Advisors and a Financial Consultant for D.A. Davidson & Company since 1993.

DAVID A. FLITNER, (69), has been a Director of the Company since 1988. He has been the owner of the Flitner Ranch and Hideout Adventures, Inc. a recreational enterprise since 1994.

G. MONTGOMERY MITCHELL, (74), has been a Director of the Company since 1984, and has served as Chairman of the Board of Directors since 1984. Mr. Mitchell was Senior Vice President and Director of Stone and Webster Management Consultants, Inc. from August 1980 until his retirement in 1993. Mr. Mitchell is also a director of Energy South, Inc.

TERRY M. PALMER, (58), has been a partner in the accounting firm Ernst & Young LLP since 1979. He has announced his retirement from that firm effective October 31, 2002.

GEORGE D. RUFF, (65), has been a Director of the Company since November 1996. Mr. Ruff served as Vice President of Montana Operations for US West from June of 1983 until his retirement in 1997.

RICHARD J. SCHULTE, (62), has been a Director of the Company since 1997. Mr. Schulte has been a principal in Schulte Associates LLC, a consulting firm providing management, marketing, e-commerce and organizational services to energy related businesses since 1998. Mr. Schulte also operates a home repair and construction company, a sole proprietorship doing business as LDDI. He also serves as Chairman of the Board of Directors for American Society for Testing and Materials (ASTM International). Mr. Schulte was President and CEO of International Approval Services, Inc. from 1993 until 1998.

INFORMATION CONCERNING DIRECTORS NOT CONTINUING IN OFFICE:

THOMAS N. MCGOWEN, JR., (75), has been a Director of the Company since 1978. Mr. McGowen is a retired attorney and is past President and Chairman of the Board of Pabst Brewing Company. Mr. McGowen has chosen not to stand for re-election to the Board of Directors.

DEAN SOUTH, (60), has been a director of the Company since 1996. He currently ranches north of Helena, Montana. Mr. South retired as Vice President of Western Operation for Heritage Propane Corporation in 1991. He served as President and Chief Operating Officer of Louis Dreyfus Propane Corporation from 1986 until 1989 and President of Northern Energy Company from 1981 until they merged with Louis Dreyfus in 1986. He has accepted an offer of employment from the Company and as a result has decided not to stand for re-election to the Board of Directors.

THE BOARD AND COMMITTEES OF THE BOARD

         The Company has a Compensation Committee consisting of Messrs. McGowen, Flitner and Ruff. The Compensation Committee met four times during the fiscal year. It has the responsibility to make recommendations to the full board regarding base salaries of officers and certain incentive plans or other compensation matters.

         The Company also has an Audit Committee consisting of Messrs. Mitchell, South, Schulte and Davidson. The Committee met five times during the fiscal year and has responsibility for reviewing the annual audit and making recommendations to the full Board regarding accounting matters that come to its attention.

         The Company also has a Nominating Committee consisting of Messrs. Mitchell, Bernica, Schulte and Ruff. This committee has the responsibility to recruit members of the Board of Directors. This committee did not meet during the fiscal year. The Nominating Committee met three times since the end of the fiscal year to consider candidates for the nomination of directors proposed in this proxy statement.

         On October 4, 2002, the Board of Directors accepted the retirement of Mr. McGowen. Directors of the Company are elected at the Annual Meeting of Shareholders and serve until their successors are duly elected and qualified. The full Board met five times since the last annual meeting held on November 15, 2001. No director attended fewer than 75% of the meetings of the Board and the Committees on which he served.

DIRECTOR COMPENSATION

         The Company paid its outside directors an annual retainer of $4,000 per year, $1,250 per Board meeting, $450 per Committee meeting held on a different day from a full Board meeting and $250 for each Committee meeting held on the same day as a full Board meeting. For Board or Committee meetings held by telephone conference, the rate is one half the regular rate indicated.

         The directors have the option under the Deferred Compensation Plan for Directors to receive their compensation in the form of stock, cash, or in the form of deferred stock equivalents. In addition to the annual retainer and meeting fees, each Director may receive an annual award of Company Common Stock pursuant to the Deferred Compensation Plan for Directors. Incentive awards are paid in the form of Common Stock. The amount of Common Stock awarded is determined by an amount equal to a percentage of Director's compensation equivalent to the percentage of compensation paid to the Chief Executive Officer under the

Management Incentive Plan. For example, if the Chief Executive Officer is paid an incentive under the Management Incentive Plan of 30%, that same 30% would be applied to the total compensation paid to each director during the fiscal year to arrive at a dollar amount. Those incentive dollars would then be utilized to purchase Company Common Stock on behalf of each director. Incentives associated with fiscal year 2002 did not result in the distribution of any shares of stock since no payout was made to the CEO under the Management Incentive Plan.

         In addition any director residing in the Company's service territory is entitled to a 50% discount for the energy provided in the Director's residence by the Company. In 2002, the only director receiving this benefit was Mr. Andrew Davidson.

                             AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee ("Audit Committee"), which are set forth in the Audit Committee charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, as well as the Company's independent auditors and outside legal counsel.

         On October 25, 2001, the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, adopted resolutions dismissing Ernst & Young LLP as the Company's independent auditor. On October 31, 2002, the Board of Directors formally engaged Deloitte & Touche LLP as the new independent auditor of the Company. The reports of Ernst & Young LLP on the consolidated financial statements of the Company for the years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended June 30, 2001 and 2000, any subsequent interim period preceding October 25, 2001, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Ernst & Young LLP, if not resolved to the satisfaction of Ernst & Young LLP, to make reference to the subject matter of the disagreements in connection with its reports. The Audit Committee has reviewed and discussed with senior management the Company's audited financial statements included in the 2002 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

         The Committee has also discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires the independent auditors to provide us with additional information regarding the scope and results of the audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

         The Committee has received from Deloitte & Touche LLP a letter providing the disclosures required by Auditing Standards Board Standard No.61 as amended "Communication with Audit Committees." Deloitte & Touche LLP has discussed its independence with the Committee, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The Audit Committee has considered whether the non-audit services provided by Deloitte & Touche LLP to the Company are compatible with maintaining the auditor's independence.

         Based on the review and discussion described above with respect to the Company's audited financial statements included in the Company's 2002 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statement be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         As specified in the Audit Committee Charter it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving its recommendation to the Board of Directors, it relied on (i) management's representation that such financial statements have been prepared with integrity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

The foregoing report is furnished by the Audit Committee:

             Richard Schulte, Chairman; Andrew Davidson; Dean South

FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

         The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended September 30, 2001, December 31, 2001, March 31, 2002 and the audit of the Company's annual consolidated financial statements for the fiscal year ended June 30, 2002 were $98,825.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Ernst & Young LLP or Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

ALL OTHER FEES

         The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended June 30, 2002 were $39,620.

         The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended June 30, 2002 were $31,147. Ernst & Young billed the Company $23,408 during the fiscal year for services other than "Audit Fees" and "Financial Information and Design and Implementation Fees."

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") reviews each salary adjustment for the Company's officers and recommends those adjustments to the full board. The Committee also provides recommendations to the full Board regarding the structure of incentive compensation including contributions to the Company's Annual Management Incentive Plan, the Company's Long Term Incentive Plan, the Company's Incentive Stock Option Plan, as well as the Employee Stock Ownership Plan (ESOP). It also provides recommendations regarding Director compensation.

         The Committee's objectives are as follows:

         1. The Committee seeks to attract and retain the necessary management talent to successfully lead the Company. The Committee believes it must provide a compensation package that is competitive in the marketplace with other comparable companies.

         2. The Committee encourages decision-making that enhances shareholder value. The Committee believes that this objective is met by linking executive pay to corporate performance.

         The Compensation Committee believes that the various compensation plans it employs achieve the above stated objectives. The plans just referred to are summarized below. Total compensation for executive officers is determined by marketplace survey data, Company performance and individual performance. A control point and a salary range are established for each executive based on market information of companies in the gas utility industry. Each executive receives a base salary and annual incentive award which, when combined, place the executive within the compensation range for the position. The amount of the incentive award varies based upon the Company's performance. Incentive awards have traditionally ranged from 0% to 85% of base salary.

         The Annual Management Incentive Plan in place during the fiscal year provided for the payment of a cash bonus depending on two criteria, earnings per share relative to a predetermined target and achieving a predetermined Economic Value Added (EVA) target. Incentives awarded under this plan increase as the Company's performance, as measured by these two criteria, improves. In fiscal year 2002, no payments were made to the CEO or other executive officers since the targets established by the Management Incentive Plan were not met. In June of 2002, the Committee amended the Management Incentive Plan to provide for awards to executive officers of up to 15% of base salaries to executive officers if the Company successfully satisfies the earnings per share target established by the Board. The plan also permits for the payment of additional sums of incentives if the target is exceeded.

          Executive officers also receive up to 5% of their base salaries upon completion of certain objectives that support the Company's Balanced Goal Card objectives. During the fiscal year each executive officer received approximately 5% of his base salary as a result of this incentive.

         The Energy West Long Term Incentive Plan was adopted in 1999. It has established a targeted return of 50% to the Shareholder over the course of a three year period beginning in fiscal year 2000. The Plan requires the achievement of both annual earnings per share targets as well as an increase in shareholder return before any payment under the plan is earned. In the Fiscal Year ended 2001, $216,306 was earned by plan participants. This payment was made as a result of the accomplishment of financial results in fiscal year 2001. A total pool of $600,000 was available for distribution to participants over the entire three year period. The financial targets required by the plan were not met in fiscal year 2002 and no payments under this plan were earned in fiscal year 2002 and the plan has expired according to its terms.

         In September 1999, the Company adopted a Change of Control Severance Plan that requires severance payments to employees whose employment is terminated as a result of a change of control. This plan covers executive officers as well as most other employees of the Company. The Plan requires payment of two weeks of base salary for every year of service with a minimum payment of three months and a maximum of one year of base salary for officers of the Company.

         In August 2000, the Board adopted a Retention Bonus Plan under which $1.5 million dollars was authorized by the Board of Directors for allocation to key employees, including the named executive officers who would be paid a cash incentive for continued employment if the Company became involved in a potential change of control negotiation with a third party.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Compensation for the Chief Executive Officer is accomplished through the same combination of base salary, annual incentive aware and long term plans as just discussed with respect to executive officers of the Company, with one exception. When Mr. Geske served as President and Chief Executive Officer, the Board instituted a Deferred Compensation Plan for the CEO. That plan paid Mr. Geske certain amounts calculated by total return to the shareholder (share price appreciation and dividend payments). The plan paid the incentive earned under this plan into an escrow account on Mr. Geske's behalf. Mr. Geske became eligible to receive the amount escrowed three years after it was earned. In the fall of 2001, Mr. Geske retired from his position and as part of a separation agreement received the amounts earned in fiscal year 2001 without waiting the three years required by the Plan. The Board of Directors also authorized the payment of $50,000 to Mr. Geske as part of the separation agreement.

         Mr. Bernica was promoted to President and Chief Executive Officer in the fall of 2001. His compensation is determined under the same mix of base salary and incentive plans as are other executive officers of the Company. In fiscal year 2002, Mr. Bernica received $4,299 for the achievement of his Balanced Goal Card objectives. As indicated above, no payment in fiscal year 2002 was earned under either of the other two incentive plans

The foregoing report is furnished by the Compensation Committee:

         Thomas N. McGowen, Jr., Chairman; David A. Flitner; George D. Ruff

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation of the Chief Executive Officer and other named executive officers of the Company earning compensation in excess of $100,000 in the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                                         -------------------------------       -------------------------------
                                                                                                   LTIP             ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR          SALARY             BONUS              PAYOUTS         COMPENSATION
---------------------------                   ----       ------------       ------------       ------------       ------------

Larry D. Geske,  Former President & CEO       2002       $     35,497       $          0       $          0       $     50,390
                                              2001            119,315             63,745            129,114             20,119
                                              2000            117,122                  0                  0             16,854

Edward Bernica, President & CEO               2002       $    111,099       $      5,847       $          0       $     24,722
                                              2001            107,458             62,201             28,841             16,921
                                              2000            104,836                  0                  0             14,825


Tim Good, VP Natural Gas Operations           2002       $    100,604       $      5,030       $          0       $     21,302
                                              2001             96,293             55,859             18,026             17,051
                                              2000             94,041                  0                  0             13,807


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION /SAR VALUES



                        Shares                            Number of Securities Underlying            Value of Unexercised
                       Acquired            Value           Unexercised Options at Fiscal                 In-the-Money
                     on Exercise         Realized                   Year End (#)                    Options at Year End ($)
                   --------------     --------------     ---------------------------------     ---------------------------------
Name                     (#)                ($)            Exercisable      Unexercisable        Exercisable      Unexercisable
----               --------------     --------------     --------------     --------------     --------------     --------------
Edward Bernica              5,000     $       14,750              3,856                964                  0                  0
John Allen                  5,000     $       15,350                 --                 --                 --                 --
Larry Geske                10,000     $       28,300                 --                 --                 --                 --

                      EQUITY COMPENSATION PLAN INFORMATION


                                                                                         Number of securities remaining
                                Number of securities to be    Weighted-average exercise   available for future issuance
                                 issued upon exercise of        price of outstanding     under equity compensation plans
                                   outstanding options,         options, warrants and    (excluding securities reflected
Plan category                      warrants and rights.                 rights.                   in column (a) )
-------------                   --------------------------    -------------------------  -------------------------------
                                         (a)                         (b)                          (c)

                                --------------------------    -------------------------  -------------------------------
Equity compensation plans            62,276 shares                 $9.25 per share                82,564 shares
approved by security holders

Equity compensation plan not             None                       Not Applicable               Not Applicable
approved by security holders

TOTAL                                62,276 shares                 $9.25 per share                82,564 shares

         On October 12, 2001, the Company issued a total of 4,332.751 shares of its Common Stock to four members of the Company's Board of Directors in lieu of cash payments due such directors under the Company's long term incentive plan. The shares were issued at a price of $11.45 per share, or an aggregate of $49,610. Neither the Long Term Incentive Plan nor the issuance of shares thereunder have been approved by the shareholders. The Company does not anticipate future issuances of stock in lieu of cash payments under the Long Term Incentive Plan.

                    PERFORMANCE OF THE COMPANY'S COMMON STOCK

         The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to shareholders of Energy West Incorporated during the five year period ended June 30, 2002, as well as an overall stock market index (S&P 500 Index) and the peer group index (S&P Utility Index).

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                                    JUNE 2002


5 YEAR CUMULATIVE TOTAL RETURN SUMMARY
JUNE 2002

                                           1997         1998          1999         2000         2001          2002
                                           ----         ----          ----         ----         ----          ----
Energy West Inc         Return %                        9.93          5.24        (1.57)       55.11        (13.55)
                        Cum $           $100.00      $109.93       $115.69      $113.88      $176.63       $152.70

S & P 500               Return %                       30.16         22.76         7.25       (14.83)       (17.98)
                        Cum $           $100.00      $130.16       $159.78      $171.37      $145.95       $119.70

S & P UTILITIES         Return %                       30.25          8.62         3.88        21.28        (31.79)
                        Cum $           $100.00      $130.25       $141.48      $146.97      $178.24       $121.58

PROPOSAL 2: APPROVAL OF THE ENERGY WEST INCORPORATED 2002 STOCK OPTION PLAN

         The Energy West Incorporated 2002 Stock Option Plan (the "Plan") was approved by our Board on June 6, 2002, subject to the approval of the stockholders of the Company. The Plan is intended to replace, on a prospective basis, the Company's 1992 Stock Option Plan. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A. In addition, a copy of the Plan may be obtained by contacting the Company's Investor Relations Department at 406-791-7555.

          PURPOSE. The purposes of the Plan are to provide a means to attract, motivate and retain eligible persons, and to further the financial success of the Company by aligning the interests of the employees with the Company's stockholders.

         TYPES OF OPTIONS. The Plan authorizes the award of stock options, both non-qualified options and incentive stock options (individually, an "Option").

         ADMINISTRATION OF THE PLAN. The Plan will be administered by the Compensation Committee of the Board (the "Committee"). Among other powers, the Committee has the discretion to determine persons who will be granted Options, the number and type of such Options, and the terms and conditions of such Options, subject to certain limitations set forth in the Plan.

         SHARES SUBJECT TO THE PLAN. The number of shares of the Company's common stock authorized to be issued under the Plan is 200,000. If an Option expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares will be available for grants of future Options. The number of shares available for grant under the Plan, as well as outstanding Options and the numerical limits for individual grants, will be adjusted as appropriate to reflect any stock splits, stock dividends, consolidations, mergers, recapitalizations, reorganizations or other corporate event or transaction affecting the capital structure of the Company.

         ELIGIBILITY FOR OPTIONS. Options may be granted under the Plan to members of the Board and to employees and consultants of the Company and its subsidiaries, however, incentive stock options may only granted to employees.

         STOCK OPTIONS. The Board may grant nonqualified stock options or incentive stock options ("ISOs"). ISOs are options that are designated as such at the time of Option and which meet certain requirements under section 422 of the Internal Revenue Code and the regulations thereunder. Any option that does not satisfy these requirements will be treated as a non-qualified stock option. Only employees of the Company and its subsidiaries within the meaning of section 424 of the Code may receive ISOs. No optionee may be granted options for more than 40,000 shares during any fiscal year of the Company. The exercise price per share cannot be less than 100% of the fair market value per share of the Company's common stock on the date of grant (or in the case of an ISO, 110% of the fair market value per share if the optionee, on the grant date, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries). In addition, the aggregate fair market value of the shares (determined on the grant date) covered by ISOs which first become exercisable by any optionee during any calendar year may not exceed $100,000. No option may be exercisable later than the tenth anniversary of its date of grant.

         TAXATION. The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to Options granted under the Plan as of the date of this Proxy Statement. Persons or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

         Nonqualified Stock Options. The granting of a nonqualified option to an individual is not ordinarily a taxable event. Upon exercise of the option, the optionee will recognize ordinary taxable income equal to the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction equal to the ordinary income recognized by the optionee. Upon disposition of the acquired shares, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

         Incentive Stock Options. Neither the granting of an ISO nor its exercise is ordinarily a taxable event to the optionee. Instead, the optionee recognizes taxable income upon the sale of the acquired shares. The tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain. If the optionee disposes of the ISO shares either within two years after the date the option is granted or within one year after the exercise of the option and transfer of shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. Except in the case of disqualifying dispositions, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an ISO.

         RESTRICTIONS ON TRANSFERABILITY OF OPTIONS. The award agreement for each Option will provide that no Option granted under the Plan generally may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, except as otherwise permitted under the Plan and the terms of the Option agreement.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time and for any reason, provided that, without the prior approval of the stockholders, no such amendment will allow options issued under the Plan to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option.

         NEW PLAN BENEFITS. Because of the discretionary nature of the Plan, the exact type and quantity of stock options to be granted to any eligible employee or director pursuant to the Plan are not presently determinable. However, the Board of Directors intends to grant options in the amounts set forth below to the following individuals, subject to shareholder approval of the Plan:

                 Energy West Incorporated 2002 Stock Option Plan

    Name and Position                         Dollar Value ($)       Number of units
--------------------------------------        ----------------       ---------------
Edward Bernica
 President & Chief Executive Officer                 *                    20,000
Tim Good, Vice President                             *                    12,500
John Allen, General Counsel                          *                    12,500
Sheila Rice, Vice President                          *                    12,500
Doug Mann, Vice President                            *                    12,500
JoAnn Hogan, Assistant Vice President                *                     7,500
Robert Mease, Assistant Vice President               *                     7,500
Executive Group                                      *                    85,000
Non-Executive Group                                  *                    24,500

* The Board of Directors intends to grant such options upon shareholder approval of the 2002 Stock Option Plan. The current dollar value is therefore not presently determinable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2002 STOCK OPTION PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of the Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers (NASD). Such persons are also required to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received by the Corporation, the Corporation believes that its directors and executive officers filed all required reports during or with respect to the fiscal year ending June 30, 2002 on a timely basis with the exception of Mr. McGowen who filed a late Form 4 on December 6, 2001, reporting the sale of 500 shares of Common Stock on October 18, 2001 and the sale of 1,000 shares of Common Stock on October 15, 2001, and a late Form 4 on August 10, 2002, reporting the sale of 1,000 shares of Common Stock on February 14, 2002.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Board of Directors, on the recommendation of the Audit Committee, has selected the firm of Deloitte & Touche LLP as independent auditors to examine the financial statements of the Company and its subsidiaries for the fiscal year 2003. Representatives of Deloitte & Touche LLP will not be present at the Annual Meeting, but are willing to respond to appropriate questions posed during the meeting on an individual basis.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         In order for proposals for stockholders to be considered for inclusion in the proxy statement for the 2003 Annual Meeting of Shareholders of Energy West Incorporated, such proposals must be received by the Secretary of Energy West Incorporated before August 1, 2003

         Your immediate attention to completing and mailing the enclosed proxy will be greatly appreciated.

October 28, 2002


By Order of the Board of Directors
Great Falls, Montana

                                   APPENDIX A

                            ENERGY WEST INCORPORATED
                             2002 STOCK OPTION PLAN

                           EFFECTIVE DATE AND PURPOSE



Effective Date. The Board of Directors of the Company has adopted the Plan on
   October 4, 2002, subject to the approval of the stockholders of the Company within twelve (12) months of such date.


         1.1 Purpose of the Plan. The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the Company's stockholders.

                                    SECTION 2

                                   DEFINITIONS

         2.1 The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         2.2 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.3 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options or Incentive Stock Options.

         2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

         2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

         2.6 "Cause" means (i) Participant's conviction of a felony or any crime involving moral turpitude, (ii) any public disparagement by the Participant of the Company, or (iii) the willful engaging by the Participant in conduct materially injurious to the Company, monetarily or otherwise.

         2.7 "Change in Control" shall have the meaning assigned to such term in
Section 10.

         2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.9 "Committee" means the committee appointed by the Board pursuant to
Section 4.1 to administer the Plan.

         2.10 "Company" means Energy West Incorporated, a Montana corporation, or any successor thereto.

         2.11 "Disability" means a permanent and total disability that qualifies a Participant for disability benefits under the Company's long term disability plan; or if no such plan is maintained, a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         2.12 "Employee" means any employee of the Company, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.13 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         2.14 "Fair Market Value" means, as of any given date, (i) the average of the closing bid and asked prices if the Shares are listed on The Nasdaq Stock Market or other over the counter market; (ii) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; or
(iii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee.

         2.15 "Fiscal Year" means the fiscal year of the Company.

         2.16 "Grant Date" means, with respect to an Award, the date such Award is granted to a Participant.

         2.17 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         2.18 "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

         2.19 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.20 "Participant" means an employee, consultant or member of the Board of Directors who has an outstanding Award under the Plan.

         2.21 "Plan" means the Energy West Incorporated 2002 Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

         2.22 "Retirement" means, in the case of a Participant who is an employee or member of the Board, a Termination of Service by reason of individual's retirement on or after attaining age 65 (or any earlier normal retirement age specified in a Company-sponsored qualified retirement plan).

         2.23 "Shares" means the shares of common stock, $.15 par value, of the Company.

         2.24 "Subsidiary" means, consistent with Section 424(f) of the Code, any corporation (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

         2.25 "Termination of Service" means (a) in the case of a Participant who is an employee, a cessation of the employee-employer relationship between such person and the Company or a Subsidiary for any reason and (b) in the case of a Participant who is not an employee, a cessation of the service relationship between such person and the Company or a Subsidiary for any reason; but excluding in either case any such cessation where there is a simultaneous reengagement of the person by the Company or a Subsidiary.

                                    SECTION 3

                                   ELIGIBILITY

         3.1 Participants. Awards may be granted in the discretion of the Committee among employees, board members and consultants of the Company and its Subsidiaries; provided, however, Incentive Stock Options may only be granted to Participants who are employees of the Company or its Subsidiaries.

         3.2 Non-Uniformity. Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.

                                    SECTION 4

                                 ADMINISTRATION

         4.1 The Committee. The Plan shall be administered by the Compensation Committee comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (as required by Section 162(m) of the Code). The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. In the absence of such appointment, the Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.

         4.2 Authority of the Committee. The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions. The Committee's authority shall include, without limitation, the power to (a) determine persons eligible for Awards, (b) prescribe the terms and conditions of the Awards, (c) accelerate the time at which all or any part of an Option may be exercised, (d) amend or modify the terms and conditions of an Award with the consent of the Participant, (e) interpret the Plan and the Awards, (f) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (g) interpret, amend or revoke any such rules, and (h) make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board under Section 8.1 to amend or terminate the Plan.

         4.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Rule 16b-3 or the deductibility of Awards under Section 162(m) of the Code.

         4.4 Factors to Consider for Granting Awards. In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual's salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.

         4.5 Decisions Binding. All determinations and decisions made by the Committee and any of its delegates pursuant to Section 4.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

         4.6 Committee Governance. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an Award shall be effective only if a written agreement is duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

                                    SECTION 5

                           SHARES SUBJECT TO THE PLAN

         5.1 Number of Shares. Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed 200,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

         5.2 Lapsed Awards. Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant's payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be available for grant under the Plan.

         5.3 Adjustments in Awards and Authorized Shares. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Section 5.1 in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

                                    SECTION 6

                                  STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. The maximum number of Shares that may be granted as Options in any one Fiscal Year to a Participant shall be Forty Thousand (40,000).

         6.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         6.3 Exercise Price. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.

                  6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

                  6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; or, consistent with Section 422(c)(5) of the Code, one hundred ten percent (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

                  6.3.3 Substitute Options. Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in Section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

         6.4 Expiration of Options.

                  6.4.1 Expiration Dates. Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

                           (a) The date(s) for termination of the Option set forth in the Award Agreement;

                           (b) The date determined under Section 6.8 regarding Termination of Service; or

                           (c) The expiration of ten (10) years from the Grant Date.

                  6.4.2 Committee Discretion. Subject to the limits of Section 6.4.1, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, and may, after an Option is granted, extend the maximum term of the Option (subject to Section 6.7 regarding Incentive Stock Options).

         6.5 Exercisability of Options.

                  6.5.1 Timing of Exercise. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After an Option is granted, the Committee may accelerate the exercisability of the Option. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

                  6.5.2 Restrictions on Exercise. The Committee may postpone any exercise of an Option for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of any federal or state securities or other law. Any such postponement shall not extend the term of an Option as set forth in Section 6.4.1; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Participant, to any successor of a Participant or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement.

         6.6 Payment.

                  6.6.1 Notice. Options shall be exercised by a Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  6.6.2 Form of Payment. Upon the exercise of an Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee may also permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan and with all applicable laws and regulations, provided that such other means shall be set forth in the Award Agreement.

                  6.6.3 Delivery of Certificates. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares.

         6.7 Certain Additional Provisions for Incentive Stock Options.

                  6.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                  6.7.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to Participants who are employees of the Company or its Subsidiaries on the Grant Date.

                  6.7.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, consistent with
         Section 422(c)(5) of the Code, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

         6.8 Termination of Service.

                  6.8.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant's Termination of Service by the Company or a Subsidiary for Cause

                  6.8.2 Termination Due To Death or Disability. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than one (1) year after a Participant's Termination of Service due to death or Disability.

                  6.8.3 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than ninety (90) days after a Participant's Termination of Service for any reason other than described in Section 6.8.1 or 6.8.2.

         6.9 Restriction on Option Transfer. Except as otherwise determined by the Committee and set forth in the Award Agreement, no Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant's death, to beneficiaries designated by the Participant as provided in Section 7.5.

                                    SECTION 7

                                  MISCELLANEOUS

         7.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or service at any time, with or without Cause. Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.

         7.2 Participation. No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

         7.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and
(b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         7.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

         7.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         7.6 No Rights as Stockholder. No Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

         7.7 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

         7.8 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

                                    SECTION 8

                      AMENDMENT, TERMINATION, AND DURATION

         8.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan's qualification under the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of the Plan shall not, without the consent of the

Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

         8.2 Duration of the Plan. The Plan shall become effective in accordance with Section 1.1, and subject to Section 8.1 shall remain in effect thereafter; provided, however, that without further stockholder approval, no Incentive Stock Option may be granted under the Plan after the tenth (10th) anniversary of the effective date of the Plan.

                                    SECTION 9

                         TAX WITHHOLDING AND TAX BONUSES

         9.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

         9.2 Withholding Arrangements. The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

         9.3 Tax Bonuses. The Committee shall have the authority, at the time of grant of an Option or at any time thereafter, to approve tax bonuses to designated Participants to be paid upon their exercise of Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

                                   SECTION 10

                                CHANGE IN CONTROL

         10.1 Change in Control. If provided under the terms of an Award Agreement, Awards granted under the Plan that are outstanding and not then exercisable or are subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

         10.2 Definition. For purposes of the Plan, a Change in Control shall be deemed to have occurred at any of the following times:

                  (a) Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, the Company or its affiliates, or any person, entity, or group that has beneficial ownership at the date of the adoption of this Plan of 20% or more of the outstanding shares of common stock of the Company, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of common stock of the Company or the Combined Voting Power of the Company's then outstanding voting securities. "Combined Voting Power" means, as to any corporation or other entity, the combined voting power of such corporation's or entity's then outstanding voting securities generally entitled to vote in the election of directors, or comparable governing body, or the combined voting power of any other entity's voting securities which directly or indirectly has the power to elect a majority of such directors or members of a comparable governing body of such other entity.

                  (b) At the time individuals who, as of the date hereof, constitute the Board (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Subsection (c)(ii), considered as though such person were a member of the Incumbent Board; or

                  (c) Upon the consummation of a merger, consolidation or other similar reorganization involving the Company and one or more other entities (in each case, with respect to which persons who were the shareholders of the Company immediately prior to such merger, consolidation or reorganization do not, immediately thereafter, own more than 50% of the Combined Voting Power of the merged, consolidated or reorganized entity's then outstanding voting securities) or the consummation of a sale of all or substantially all of the assets of the Company (other than a transaction in which persons who were shareholders of the Company immediately prior to such sale immediately after the consummation thereof own more than 50% of the Combined Voting Power of the entity acquiring such assets) or the approval by the shareholders of the Company of a plan of liquidation or dissolution of the Company; or

                  (d) The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

                                   SECTION 11

                               LEGAL CONSTRUCTION

         11.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         11.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         11.3 Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

         11.4 Securities Law Compliance. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

         11.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Montana.

         11.6 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the Plan.

                                      PROXY

                            ENERGY WEST INCORPORATED

Proxy for the Annual Meeting to be held November 21, 2002, at 9:00 A.M., M.S.T in the Missouri Room of the Great Falls Civic Center in Great Falls, Montana. Andrew Davidson, Richard Schulte and G. Montgomery Mitchell or any of them with full power of substitution, are hereby authorized to represent and to vote the stock of the undersigned at the Annual Meeting of the shareholders of ENERGY WEST on November 21, 2002 and any adjournments thereof. As of October 25, 2002, 2,583,734 shares of Common Stock of the Company were issued and outstanding, the only class of securities of the Company entitled to vote.

The Board of Directors recommends a vote FOR the nomination of the director nominees identified in the following paragraph and FOR the

     1. To elect eight Directors for a term of one year beginning with this annual meeting to be held November 21, 2002 and ending with the 2003 annual meeting to be held in November 2003.

     The Nominees are as follows: E. W. (Gene) Argo, Edward J. Bernica, Andrew Davidson, David A.Flitner, G. Montgomery Mitchell, Terry Palmer, George D. Ruff, Richard J. Schulte.
( Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided. Withholding authority for any individual nominee will not be counted in favor or against the election of that nominee, but will be counted for the purpose of determining the presence of a quorum.)
                                  FOR THE SLATE AS PROPOSED           __________
                                  WITHHELD FOR SLATE                  __________
                                  WITHHELD FOR                        __________

To approve the Energy West Incorporated. 2002 Stock Option Plan.

                                  FOR                                 __________
                                  AGAINST                             __________
                                  ABSTAIN                             __________

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. THE PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF THE ENERGY WEST INCORPORATED 2002 STOCK OPTION PLAN, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below.
                                                Dated: ___________________, 2002

                                                Signatures:

                                                ________________________________

                                                ________________________________

Where shares are jointly held, each holder should sign. Executors, administrators, trustees and guardians should give full title as such. If signer is corporation, please sign the full corporate name by an authorized officer.

          PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE